UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 9, 2017
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 ELEVATE CREDIT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37680	46-4714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4150 International Plaza, Suite 300
Fort Worth, Texas 76109
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code (817) 928-1500
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement
On October 9, 2017, Elevate Credit Service, LLC, a wholly owned subsidiary of Elevate Credit, Inc. (the “Company”), entered into a Second Amendment to Services Agreement (“Second Amendment”), which amends the Services Agreement dated July 15, 2015, as amended by the Amendment to Services Agreement dated November 22, 2016 ("First Amendment"), with NCP Finance Ohio, LLC ("NCP"). Each of the Second Amendment and the First Amendment revised certain terms related to the fee structure between Elevate Credit Service, LLC and NCP and the related compensation paid by NCP to Elevate Credit Service, LLC.
A subsidiary of the Company provides services in connection with installment loans originated by such an independent third-party lender (“CSO lender”) whereby the Company acts as a credit service organization/credit access business on behalf of consumers in accordance with applicable state laws through the Company’s “CSO program.” Under the CSO program, the Company or its subsidiaries guarantee the repayment of a customer’s loan to the CSO lender as part of the credit services the Company and its subsidiaries provide to the customer. A customer who obtains a loan through the CSO program pays the Company a fee for the credit services, including the guaranty, and enters into a contract with the CSO lender governing the credit services arrangement. The Company estimates a liability for losses associated with the guaranty provided to the CSO lender using assumptions and methodologies similar to the allowance for loan losses, which the Company recognizes for its consumer loans. There is no maximum principal amount of guarantees that the Company and its subsidiaries are obligated to provide under the agreements. The amount of guarantees to be provided by the Company and its subsidiaries will depend on the principal amount of loans originated by the counterparties.
The foregoing description of the Second Amendment and the First Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment and the First Amendment, redacted copies of which will be filed as exhibits to the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2017. The Company intends to submit a Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, requesting that it be permitted to redact certain portions of the Second Amendment and the First Amendment.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
The information provided in Item 1.01 above is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elevate Credit, Inc.

Dated:	October 13, 2017	By:	/s/ Christopher Lutes
Christopher Lutes
Chief Financial Officer